Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

Note 16: Income Taxes

The Company calculates its interim income tax provision in accordance with FASB ASC Topics 270, Interim Reporting, and 740, Income Taxes. At the end of each interim period, the Company makes an estimate of the annual United States domestic and foreign jurisdictions’ expected effective tax rates and applies these rates to its respective year‑to‑date taxable income or loss. The computation of the estimated effective tax rates at each interim period requires certain estimates and assumptions including, but not limited to, the expected operating income for the fiscal year, projections of the proportion of income (or loss) earned and taxed in the United States and foreign tax jurisdictions, along with permanent differences, and the likelihood of deferred tax asset utilization. The Company’s estimates and assumptions may change as new events occur, additional information is obtained, or as the tax environment changes. Should facts and circumstances change during a period causing a material change to the estimated effective income tax rate, a cumulative adjustment will be recorded.

The income tax provisions for the nine months ended September 30, 2019 and 2020 were based on the estimated annual effective income tax rates adjusted for discrete items occurring during the periods presented. During the nine months ended September 30, 2019 and 2020, the Company recognized an aggregate consolidated income tax expense of $11,759 and $22,145, respectively, for U.S. domestic and foreign income taxes. During the nine months ended September 30, 2019 and 2020, the Company recorded a discrete tax benefit of $3,861 and $10,511, respectively, associated with stock‑based compensation. The effective income tax rate of 22.6% for the nine months ended September 30, 2020 was higher than the effective income tax rate of 15.0% for the same period in the prior year primarily due to officer compensation limitation provisions resulting from the Company’s IPO and the non‑deductibility of expenses associated with the Company’s IPO, partially offset by increased discrete windfall tax benefits from stock‑based compensation.

Note 15: Income Taxes

The components of income before income taxes consist of the following:

	Year Ended
	December 31,
	2018	2019
Domestic	$56,426	$61,691
International	56,436	66,418
Income before income taxes	$112,862	$128,109

The provision for income taxes consists of the following at December 31, 2018 and 2019:

	Year Ended
	December 31,
	2018	2019
Current:
Federal	$18,634	$7,696
State	873	2,486
Foreign	11,303	12,824
	30,810	23,006
Deferred:
Federal	(7,655)	2,389
State	508	412
Foreign	(52,913)	(2,069)
	(60,060)	732
Provision for income taxes	$(29,250)	$23,738

A reconciliation of the statutory federal income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended
	December 31,
	2018	2019
Federal statutory rate	21.0%	21.0%
State income taxes, net of federal benefit	0.9	2.0
Permanent book/tax differences	(0.2)	0.2
Stock-based compensation	(2.4)	(2.3)
Tax credits	(3.3)	(3.6)
Foreign tax rate differential	(4.2)	(2.8)
Income tax reserves	(0.2)	0.9
Intercompany sales of certain operating assets	(41.1)	—
Net tax on foreign earnings (GILTI and FDII)	—	6.1
Other	(0.2)	(3.0)
U.S. tax reform	3.8	—
Effective income tax rate	(25.9)%	18.5%

During 2018, the Company had intercompany sales of certain intangible operating assets between its foreign subsidiaries. The sales resulted in a 2018 net tax benefit of $46,369. The Company early adopted ASU 2016‑16 as of January 1, 2018. Refer to Recently Adopted Accounting Guidance in Note 2.

The following is a summary of the significant components of the Company’s deferred tax assets and liabilities:

	As of December 31,
	2018	2019
Deferred tax assets:
Compensation accruals and DCP	$37,816	$36,195
NOL and credit carryforwards	10,013	11,544
Intangible assets including goodwill	15,199	10,371
Expenses not currently deductible	581	960
Allowance for accounts receivable	345	472
Other comprehensive income	195	394
Deferred revenue	8,185	—
Valuation allowance	(2,082)	(2,329)
Other	615	40
	70,867	57,647
Deferred tax liabilities:
Deferred revenue	—	12,830
Depreciation	240	707
Other	31	1,302
	271	14,839
Net deferred tax assets	$70,596	$42,808

The federal net operating loss (“NOL”) carryforwards with a future benefit of $424 expire in 2033 through 2036. The Canadian credit carryforwards of $801 have an indefinite carryforward. The Company’s state NOL carryforwards and state credit carryforwards with a future benefit of $867 expire in 2020 through 2039. In addition, the Company has foreign NOL and credit carryforwards with a future benefit of $7,436 (net of a $2,016 valuation allowance), which predominately have indefinite expirations.

Some transactions can change the aggregate ownership of certain stockholders, which could cause a shift in the ownership of the Company, which pursuant to Internal Revenue Code (“IRC”) Section 382 could then limit on an annual basis the Company’s ability to utilize its U.S. federal NOL carryforwards (and possibly its state NOL carryforwards as well). If that occurred, the Company’s NOL carryforwards would continue to be available to offset taxable income and tax liabilities in future years (until such NOL carryforwards are either used or expire) subject to any IRC Section 382 annual limitation.

The Company regularly assesses the need for a valuation allowance against its deferred tax assets by considering both positive and negative evidence related to whether it is more likely than not that the deferred tax assets will be realized. In evaluating the need for a valuation allowance, the Company considers a cumulative loss in recent years as a significant piece of negative evidence.

As of December 31, 2018 and 2019, the Company has recorded a valuation allowance against its net deferred tax assets of $2,082 and $2,329, respectively. The valuation allowance is principally related to the U.K. net operating losses for which the Company has determined that realization is not more likely than not.

On December 22, 2017, the Act was enacted. U.S. tax reform, among other things, reduces the U.S. federal income tax rate to 21% from 35% in 2018, institutes a dividends received deduction for foreign earnings with a related tax for the deemed repatriation of unremitted foreign earnings, and creates a new U.S. minimum tax on earnings of foreign subsidiaries. The Company completed its accounting for the effects of the Act in 2018 and has included those effects in Provision for income taxes in the consolidated statement of operations. The Company will elect to pay the liability for the deemed repatriation of foreign earnings in installments, as specified by the Act.

Additionally, the Act requires certain Global Intangible Low‑Taxed Income (“GILTI”) earned by a controlled foreign corporation (“CFC”) to be included in the gross income of the CFC’s U.S. shareholder. The Company has elected the “period cost method” and treats taxes due on future U.S. inclusions in taxable income related to GILTI as a current‑period expense when incurred. The Act allows a U.S. corporation a deduction equal to a certain percentage of its foreign‑derived intangible income (“FDII”). The Company estimated the impact of the GILTI tax and FDII deduction in determining its 2019 annual effective tax rate that is reflected in its provision for income taxes for the year ended December 31, 2019.

As of December 31, 2019, the Company has accumulated undistributed earnings generated by its foreign subsidiaries of approximately $408,582, of which $359,724 was subject to the one‑time transition tax on foreign earnings required by the Act and the tax on GILTI. The Company intends to indefinitely reinvest these earnings, as well as future earnings from its foreign subsidiaries, in order to fund its international operations. In addition, the Company expects future U.S. cash generation will be sufficient to meet future U.S. cash needs. The Company has not provided for any additional outside basis difference inherent in its foreign subsidiaries, as these amounts continue to be indefinitely reinvested in foreign operations. Determining the amount of unrecognized deferred tax liability related to any additional outside basis difference in these entities is not practicable.

In accordance with the indefinite reversal criteria, the foreign currency translation adjustments recorded in other comprehensive loss related to the foreign currency translations have not been tax effected.

The following is a reconciliation of the total amounts of unrecognized tax benefits:

	Year Ended
	December 31,
	2018	2019
Unrecognized tax benefit, beginning of year	$872	$638
Additions based on tax positions related to:
Prior years	80	1,222
Reductions for tax positions related to prior years	(39)	(86)
Lapse of statute of limitations	(275)	(11)
Unrecognized tax benefit, end of year	$638	$1,763

The amount of unrecognized tax benefits at December 31, 2018 and 2019 was $638 and $1,763, respectively, of which $627 and $1,733 would impact the Company’s effective tax rate if recognized. In the years ended December 31, 2018 and 2019, interest expense and penalties related to income taxes resulted in an income tax expense of $8 and $101, respectively. Interest expense and penalties are included in Provision for income taxes in the consolidated statements of operations. Accrued interest and penalties as of December 31, 2018 and 2019 totaled $252 and $362, respectively. The Company records the amount of uncertain taxes expected to be paid in the next 12 months as a current liability and records the remaining amount as a non‑current liability in the accompanying consolidated balance sheets.

The Company is subject to income tax in the United States as well as numerous state and foreign jurisdictions. The Company is currently under audit in the U.K. for years 2014 through 2017. The Company believes that an adequate provision has been made for any adjustment that may result from the tax examination. The Company’s 2017 through 2019 tax years remain subject to examination by the Irish Revenue Commissioners for Irish tax purposes. The Company’s 2017 through 2019 tax years remain subject to examination by the IRS. In addition, the Company is under audit in various other foreign taxing jurisdictions that are not material to the consolidated financial statements.